UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 15, 2006
Date of report (Date of earliest event reported)
VALUEVISION MEDIA, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-20243	41-1673770

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6740 Shady Oak Road
Eden Prairie, Minnesota	55344-3433

(Address of principal executive offices)	(Zip Code)
Telephone Number: (952) 943-6000
(Registrant’s Telephone Number, Including Area Code)
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
      On November 15, 2006, we issued a press release discussing our results of operations and financial condition for our fiscal quarter ended November 4, 2006. A copy of the press release is furnished as Exhibit 99 hereto.
Item 9.01 Financial Statements and Exhibits.
      (d) Exhibits.
          99   Press Release dated November 15, 2006
SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006	VALUEVISION MEDIA, INC.
	By	Nathan E. Fagre
Nathan E. Fagre
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated November 15, 2006	Furnished Electronically